SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

(Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934)

Date of Report (Date of earliest event reported): June 16, 2008

SENETEK PLC

(Exact Name of Registrant as Specified in Charter)

England	0-14691	77-0039728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

831 Latour Court, Suite A Napa, California	94458
(Address of Principal Executive Offices)	(Zip Code)

(707) 226-3900

(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective on June 16, 2008, Phillip Rose was appointed Chief Operating Officer of the Company.

A description of the terms and conditions of the Company’s compensatory arrangement with Mr. Rose is included in his offer letter, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

On June 9, 2008, the Company issued a press release regarding the appointment of Mr. Rose. The press release is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

Number	Exhibit

10.1	Employment offer letter to Phillip Rose

10.2	Press release dated June 9, 2008 entitled “Senetek PLC Announces Key Personnel Appointments”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2008		SENETEK PLC
(Registrant)

	By:	/s/ William F. O’Kelly
Name: William F. O’Kelly
Title: Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

10.1	Employment offer letter to Phillip Rose

10.2	Press release dated June 9, 2008 entitled “Senetek PLC Announces Key Personnel Appointments”